                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549







                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 10, 1995



                             WAL-MART STORES, INC.
            (Exact name of Registrant as specified in its charter)




   Delaware                          1-6991                  71-0415188
(State or other                 (Commission File          (I.R.S. Employer
jurisdiction of                      Number)             Identification No.)
incorporation)



                              702 S.W. Eighth St.
                          Bentonville, Arkansas 72716
                                (501) 273-4000
              (Address, including Zip Code, and telephone number,
       including area code, of Registrant's principal executive offices)

ITEM 5.  Other Events.


     The Prospectus dated October 14, 1994 and Prospectus Supplement dated May 10, 1995 of Wal-Mart Stores, Inc., as filed with the Securities and Exchange Commission (the "Commission") on May 12, 1995 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"), are being filed with the Commission herewith as an exhibit to this Form 8-K pursuant to Rule 135c(d) under the Act in respect of the statements made in note 2 to the table in the section captioned "Capitalization" at page S-2. The Prospectus and Prospectus Supplement relate to the offering of $300,000,000 6 3/4% Notes due May 15, 2002.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WAL-MART STORES, INC.


May 19, 1995                                By: \s\ Paul R. Carter
                                                -----------------------------
                                                Paul R. Carter
                                                Executive Vice President and
                                                 Chief Financial Officer

                               INDEX TO EXHIBITS

  Exhibit                              Description
  -------                              -----------
    99        Prospectus dated October 14, 1994 and Prospectus Supplement dated
              May 10, 1995 of Wal-Mart Stores, Inc. related to the offering of
              $300,000,000 6 3/4% Notes due May 15, 2002, and filed with the
              Securities Exchange Commission on May 12, 1995.